                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                           MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                  JUNE 22, 2004

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              SCENARIO                             1                 2                 3
                              --------   ----------------   -------------    --------------    -----------------
                                 SPEED                CPR         20%               20%               20%
                                 RATES                          Forward           Forward         Forward+200
                              TRIGGERS                           Fail              Fail              Fail
                          CLEANUP CALL                        To Maturity         To Call         To Maturity
                   DEFAULT P&I ADVANCE                       100% Advance      100% Advance      100% Advance
                      DEFAULT SEVERITY                           100%              100%              100%
                  DEFAULT RECOVERY LAG             Months          6                 6                 6
                       DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance
                       CPR = CDR + CRR   Capped at prepay
                             CPR = CRR       PSA standard      CPR = CRR         CPR = CRR         CPR = CRR
------------------------------------------------------------------------------------------------------------------
                  INITIAL
                   BOND        SUB-
CLASS   RATINGS    SIZE     ORDINATION
==================================================================================================================
  A      AAA        67.50        38.60   CDR
                                         CummLosses
 M1       AA        10.00        28.60   CDR
                                         CummLosses
 M2       A          8.05        20.55   CDR
                                         CummLosses
 B-1     BBB         6.75        13.80   CDR                      6.182 CDR         7.034 CDR         4.405 CDR
                                         CummLosses           42,381,990.64     47,096,808.10     31,773,280.53
                                                                     (20.67%)          (22.97%)          (15.50%)
 B-2     BBB-        1.75        12.05   CDR                      5.567 CDR         6.291 CDR         3.858 CDR
                                         CummLosses           38,833,583.19     42,997,957.56     28,278,406.19
                                                                     (18.94%)          (20.97%)          (13.79%)
 B-3      BB         5.95         6.10   CDR
                                         CummLosses
 OC                     -         6.10                                    -                 -                 -

                              SCENARIO          4                 5                 6
                              --------   ---------------   --------------   ---------------
                                 SPEED         20%               30%               30%
                                 RATES     Forward+200         Forward           Forward
                              TRIGGERS        Fail              Fail              Fail
                          CLEANUP CALL       To Call         To Maturity         To Call
                   DEFAULT P&I ADVANCE    100% Advance      100% Advance      100% Advance
                      DEFAULT SEVERITY        100%              100%              100%
                  DEFAULT RECOVERY LAG          6                 6                 6
                       DEFAULT BALANCE   Current Balance   Current Balance   Current Balance
                       CPR = CDR + CRR
                             CPR = CRR      CPR = CRR         CPR = CRR         CPR = CRR
--------------------------------------------------------------------------------------------
                  INITIAL
                   BOND        SUB-
CLASS   RATINGS    SIZE     ORDINATION
============================================================================================
  A      AAA        67.50        38.60

 M1       AA        10.00        28.60

 M2       A          8.05        20.55

 B-1     BBB         6.75        13.80         4.956 CDR         7.536 CDR         8.695 CDR
                                           35,181,058.80     35,659,309.58     40,267,395.60
                                                  (17.16%)          (17.39%)          (19.64%)
 B-2     BBB-        1.75        12.05         4.311 CDR         6.644 CDR         7.657 CDR
                                           31,180,764.37     31,973,506.40     36,149,777.72
                                                  (15.21%)          (15.60%)          (17.63%)
 B-3      BB         5.95         6.10

 OC                     -         6.10                 -                 -                 -

                              SCENARIO                             7                 8                 9
                              --------   ----------------   --------------   ---------------   --------------
                                 SPEED                CPR         30%               30%               40%
                                 RATES                        Forward+200       Forward+200         Forward
                              TRIGGERS                           Fail              Fail              Fail
                          CLEANUP CALL                        To Maturity         To Call         To Maturity
                   DEFAULT P&I ADVANCE                       100% Advance      100% Advance      100% Advance
                      DEFAULT SEVERITY                           100%              100%              100%
                  DEFAULT RECOVERY LAG             Months          6                 6                 6
                       DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance
                       CPR = CDR + CRR   Capped at prepay          0                 0                 0
                             CPR = CRR       PSA standard          0                 0                 0
------------------------------------------------------------------------------------------------------------------
                  INITIAL
                   BOND        SUB-
CLASS   RATINGS    SIZE     ORDINATION
==================================================================================================================
  A      AAA        67.50        38.60   CDR
                                         CummLosses

 M1       AA        10.00        28.60   CDR
                                         CummLosses

 M2        A         8.05        20.55   CDR
                                         CummLosses

 B-1      BBB        6.75        13.80   CDR                      5.745 CDR           6.6 CDR          8.96 CDR
                                         CummLosses           28,129,249.39     31,788,435.70     31,313,374.31
                                                                     (13.72%)          (15.50%)          (15.27%)

 B-2      BBB-       1.75        12.05   CDR                      4.923 CDR         5.646 CDR         7.778 CDR
                                         CummLosses           24,494,677.57     27,697,674.50     27,601,235.78
                                                                     (11.95%)          (13.51%)          (13.46%)

 B-3      BB         5.95         6.10   CDR
                                         CummLosses

 OC                     -         6.10                                    -                 -                 -

                              SCENARIO         10                11                 12
                              --------   --------------    --------------   -----------------
                                 SPEED         40%               40%                40%
                                 RATES       Forward         Forward+200        Forward+200
                              TRIGGERS        Fail              Fail               Fail
                          CLEANUP CALL       To Call         To Maturity          To Call
                   DEFAULT P&I ADVANCE    100% Advance      100% Advance       100% Advance
                      DEFAULT SEVERITY        100%              100%               100%
                  DEFAULT RECOVERY LAG          6                 6                  6
                       DEFAULT BALANCE   Current Balance   Current Balance    Current Balance
                       CPR = CDR + CRR          0          CPR = CDR + CRR   Capped at prepay
                             CPR = CRR          0             CPR = CRR        PSA standard
---------------------------------------------------------------------------------------------
                  INITIAL
                   BOND        SUB-
CLASS   RATINGS    SIZE     ORDINATION
=============================================================================================
  A      AAA        67.50        38.60
 M1       AA        10.00        28.60
 M2        A         8.05        20.55
 B-1      BBB        6.75        13.80        10.378 CDR         7.166 CDR         8.349 CDR
                                           35,621,455.92     25,634,068.34     29,408,611.97
                                                  (17.37%)          (12.50%)          (14.34%)
 B-2      BBB-       1.75        12.05         8.999 CDR         6.054 CDR         7.035 CDR
                                           31,433,945.75     21,977,740.26     25,208,884.17
                                                  (15.33%)          (10.72%)          (12.30%)
 B-3      BB         5.95         6.10
 OC                     -         6.10                 -                 -                 -